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                                                                    EXHIBIT 99.2

                                                                WINSTON & STRAWN
                                                      DRAFT DATED APRIL 20, 2001

                   AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT

     THIS AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT (this "Amendment") is made
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and entered into as of April 24, 2001 by and between BLUE WAVE SYSTEMS INC., a
Delaware corporation ("Issuer") and MOTOROLA, INC., a Delaware corporation
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("Grantee").
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                                    RECITALS

     WHEREAS, Issuer and Grantee are parties to a Stock Option Agreement, dated as of February 20, 2001 (as amended hereby, the "Stock Option Agreement"; terms
                                                 ----------------------
defined in the Stock Option Agreement and not otherwise defined herein are being used herein as therein defined), pursuant to which Issuer is granting to Grantee an option to purchase 19.9% of the outstanding shares of common stock, par value $0.01 per share, of the Issuer; and

     WHEREAS, Issuer and Grantee have agreed to amend the Stock Option Agreement on the terms provided herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Amendment.  The Stock Option Agreement is hereby amended as
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follows:

     (a) Section 1 is hereby amended by deleting the reference to "$8.00" and
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substituting "$7.25" in lieu thereof.

     Section 2.  Representations of Issuer.  Issuer hereby represents and
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warrants to Grantee as follows:

     (a) Issuer has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Stock Option Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Stock Option Agreement (as amended by this Amendment).

     (b) The execution and delivery of this Amendment by Issuer have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Issuer are necessary to authorize this Amendment.

     (c) This Amendment has been duly and validly executed and delivered by Issuer and, assuming the due authorization, execution and delivery by Grantee, the Stock Option Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

     Section 3.  Representations of Grantee.  Grantee hereby represents and
                 --------------------------
warrants to Issuer as follows:
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     (a) Grantee has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Stock Option Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Stock Option Agreement (as amended by this Amendment).

     (b) The execution and delivery of this Amendment by Grantee has been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Grantee are necessary to authorize this Amendment.

     (c) This Amendment has been duly and validly executed and delivered by Grantee and, assuming the due authorization, execution and delivery by Issuer, the Stock Option Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of Grantee, enforceable against Grantee in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

     Section 4.  Effective Date; No Implied Amendments.  Each of the parties
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agrees that the amendments to the Stock Option Agreement contained herein shall be effective upon execution of this Amendment by each party hereto. Except as specifically amended by this Amendment, the Stock Option Agreement shall remain in full force and effect in accordance with its respective terms and is hereby ratified and confirmed. This Amendment shall not be deemed to constitute a waiver of, or consent to, or a modification or amendment of, any other provision of the Stock Option Agreement except as expressly provided herein or to prejudice any other right or rights which any party may now have or may have in the future under or in connection with the Stock Option Agreement. This Amendment shall not constitute an agreement or obligation of any party to consent to, waive, modify or amend any other term, condition, subsection or section of the Stock Option Agreement.

     Section 5.   Benefit of the Agreement.  This Amendment shall be binding
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upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and executors. This Amendment shall not be construed so as to confer any right or benefit upon any person, other than the parties hereto and their respective successors, permitted assigns, heirs and executors.

     Section 6.  Headings.  The headings used in this Amendment are for
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convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Amendment.

     Section 7.  Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     Section 8.  Counterparts.  This Amendment may be executed in counterparts,
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each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     Section 9.  References to Agreement.  On and after the date hereof, each
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reference in the Stock Option Agreement to "this Agreement," "hereunder,"
"hereof" or words of like import referring to the Stock Option Agreement shall mean the Stock Option Agreement as amended by this Amendment.


                            [signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Stock Option Agreement as of the date first written above.

                                MOTOROLA, INC.


                                By:    /s/ Carl F. Koenemann
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                                   Name:  Carl F. Koenemann
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                                   Title: Vice President
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                                BLUE WAVE SYSTEMS INC.


                                By:   /s/ Rob N. Shaddock
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                                   Name:  Rob N. Shaddock
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                                   Title: Vice President
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